Exhibit 99.2

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Carve-Out Financial Statements June 30, 2018 and 2017

The report accompanying these financial statements was issued by BDO USA, LLP, a Delaware limited liability partnership and the U.S. member of BDO International Limited, a UK company limited by guarantee.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Carve-Out Financial Statements

June 30, 2018 and 2017

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Financial Statements

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Balance Sheets

	June 30, 2018	December 31, 2017
	(unaudited)
Assets

Current Assets
Restricted cash for insurance reserve and capital projects	$4,259,660	$3,841,933
Restricted investment for deferred compensation	297,211	330,692
Accounts receivable	2,343,384	1,504,254
Accounts receivable for managed properties	472,482	458,834
Other receivables	4,989	—
Prepaid expenses and other	31,794	44,483

Total Current Assets	7,409,520	6,180,196

Property and Equipment
Furniture and fixtures	100,557	100,557
Computer software	327,460	345,246
Computer hardware	232,194	232,194

Total property and equipment	660,211	677,997

Less accumulated depreciation and amortization	611,682	619,735

Net property and equipment	48,529	58,262

Total Assets	$7,458,049	$6,238,458

Liabilities and Partners’ Capital

Current Liabilities
Accounts payable	$69,899	$—
Accounts payable and accrued expenses for managed properties	507,692	572,855
Accrued expenses	992,177	2,023,590
Capital projects liability	4,200,247	3,800,247
Deferred compensation arrangement	48,314	145,560
Insurance reserve liability	59,413	41,710
Due to affiliate	13,815	38,574

Total Current Liabilities	5,891,557	6,622,536

Partners’ Capital (Deficit)	1,566,492	(384,078)

Total Liabilities and Partners’ Capital	$7,458,049	$6,238,458

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Income and Comprehensive Income

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
	(unaudited)		(unaudited)

Revenues
Project management fees	$6,028,856	$6,385,621	12,687,495	12,187,316
Other revenue from managed properties	1,114,186	1,098,040	2,197,189	2,186,718
Other operating income	115,999	47,508	210,876	63,561

Total Revenues	7,259,041	7,531,169	15,095,560	14,437,595

Operating Expenses
Project management expenses	2,301,273	1,854,570	4,256,191	3,716,196
Other expenses from managed properties	1,114,186	1,098,040	2,197,189	2,186,718
Other operating expenses	356,343	283,157	867,944	470,116

Total Operating Expenses	3,771,802	3,235,767	7,321,324	6,373,030

Operating Income	3,487,239	4,295,402	7,774,236	8,064,565

Other Income
Dividend income	3,059	2,278	6,543	2,811
Gain on distribution of restricted investment	31,562	27,593	15,464	19,831
Other	4,744	936	5,538	936

Total other income	39,365	30,807	27,545	23,578

Income Before Provision for Income Taxes	3,526,604	4,326,209	7,801,781	8,088,143

Provision for State Income Taxes	29,832	29,728	58,997	65,639

Net Income	3,496,772	4,296,481	7,742,784	8,022,504

Other Comprehensive Income
Unrealized gain on restricted investment	28,580	59,060	26,200	43,137
Less reclassification adjustment for (gain) included in net income	(31,562)	(27,593)	(15,464)	(19,831)

Comprehensive Income	$3,493,790	$4,327,948	$7,753,520	$8,045,810

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Partners’ Capital

	Partners’ Capital	Accumulated Other Comprehensive Income	Total Partners’ Capital
		(unaudited)

Balance, December 31, 2016	$808,814	$193,523	$1,002,337

Net income	8,022,504	—	8,022,504

Reclassifications of gain on marketable securities to net income	—	(19,831)	(19,831)

Unrealized gain on restricted investment	—	43,137	43,137

Distributions	(7,677,449)	—	(7,677,449)

Balance, June 30, 2017	1,153,869	216,829	1,370,698

Balance, December 31, 2017	(533,391)	149,313	(384,078)

Net income	7,742,784	—	7,742,784

Reclassifications of gain on marketable securities to net income	—	(15,464)	(15,464)

Unrealized gain on restricted investment	—	26,200	26,200

Distributions	(5,802,950)	—	(5,802,950)

Balance, June 30, 2018	$1,406,443	$160,049	$1,566,492

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Cash Flows

Six Months Ended June 30,	2018	2017
	(unaudited)

Operating Activities
Net income	$7,742,784	$8,022,504
Adjustments to reconcile to net income to net cash provided by operating activities:
Depreciation and amortization	9,731	26,072
Gain on distribution of restricted investment	(15,464)	(19,831)
Deferred compensation arrangement	61,766	104,762
Changes in:
Restricted cash	(417,727)	43,764
Accounts receivable	(839,128)	22,859
Accounts receivable for managed properties	(13,648)	53,356
Other receivables	(4,989)	9,372
Prepaid expenses and other	12,689	648
Due from related parties and due to affiliates	(24,759)	(2,917)
Accounts payable and accrued expenses	(961,514)	(243,984)
Accounts payable and accrued expenses for managed properties	(65,163)	(160,363)
Capital projects liability	400,000	—
Insurance reserve liability	17,703	(43,763)
Deferred revenue	—	(1,473)

Net cash provided by operating activities	5,902,281	7,811,006

Investing Activities
Purchases of available-for-sale securities	(99,510)	(134,313)
Dividends received from restricted investments	179	756

Net cash used by investing activities	(99,331)	(133,557)

Financing Activities
Distributions to partners	(5,802,950)	(7,677,449)

Net cash used in financing activities	(5,802,950)	(7,677,449)

Increase in Cash and Cash Equivalents	—	—

Cash and Cash Equivalents, Beginning of Period	—	—

Cash and Cash Equivalents, End of Period	$—	$—

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Combined Project Management Statements of Cash Flows

Six Months Ended June 30,	2018	2017
	(unaudited)

Supplemental Cash Flow Information
Distribution of restricted investment for deferred compensation (OCI)	$(15,464)	$(19,831)
Distribution of restricted investment for deferred compensation cost	(143,548)	(105,978)
Unrealized gain on restricted investment	26,200	43,137

See notes to combined project management financial statements.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

1.  Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

The special purpose combined carve-out financial statements consist of balances and activity compiled and reported in the following single member Limited Liability Corporations of Remington Holdings, L.P. (the “Partnership”):

Remington Hotels, L.L.C. (“RHLLC”)

Remington Lodging and Hospitality, L.L.C. (“RLH”)

RLH receives fees for project management services which consist of four categories: project management services, design services, purchasing services and construction services. For the three and six months ended June 30, 2018 and 2017, RLH provided these services on 135 and 138 properties, respectively.  Of those projects, 125 and 129 properties, respectively, were under agreements with Ashford Hospitality Trust (“AHT”), while 10 and 9 properties, respectively, were managed under an agreement with Braemar Hotels & Resorts (“BHR”) formerly known as Ashford Prime (AHP), related parties through common ownership and management.

RHLLC is the employer of corporate employees that support the project services described above.  RLH reimburses RHLLC for the cost of the project management services through intercompany transactions which eliminate upon consolidation in the carve-out financial statements.  In addition, RHLLC employs accounting support and on-site project managers and receives full reimbursement for these expenses without any mark-up from AHT and BHR for the project managers and from Ashford Inc. (“AINC”), the advisor to the two REIT ownership platforms, AHT and BHR, for the accounting services.

On April 6, 2018, the Partnership’s partners entered into a Combination Agreement pursuant to which Ashford Inc., through Ashford Holding Corp. (“New Holdco”), will acquire all of the securities of Project Management LLC (“PM LLC”), a wholly-owned subsidiary of the Partnership.  Prior to the acquisition, the Partnership will cause its subsidiaries to transfer its project management business to PM LLC and will transfer all of the securities of PM LLC to Archie Bennett, Jr., MJB Investments, LP and Mark A. Sharkey (the “PM Sellers”).  In consideration for the transfer of the securities of PM LLC, the Remington Sellers will receive 8,120,000 shares of New Holdco Series B Convertible Preferred Stock (the “New Holdco Preferred Stock”) with a liquidation value per share of $25 (as adjusted for stock splits and similar transactions) plus accrued and accumulated dividends on such shares (for a total value of $203 million).  In addition, in the event the closing of the acquisition occurs, New Holdco will pay up to $5,000,000 of certain transaction costs of the Partnership and its affiliates.  The New Holdco Preferred Stock will be convertible into common stock of New Holdco with a conversion price of $140 per share. Preferred dividends on the New Holdco Preferred Stock will accrue at an annual rate of 5.5% until the first anniversary of the closing, 6.0% from the first anniversary of the closing until the second anniversary, and 6.5% thereafter.  However, subject to certain limitations, if New Holdco fails to pay the accrued dividend in cash for two consecutive quarters (a “Convertible Preferred Stock Breach”), the dividend rate will increase to 10.0% per annum (and certain other rights and limitations will become effective) until the Convertible Preferred Stock Breach no longer exists.  The New Holdco Preferred Stock will also participate in any dividend distribution on New Holdco common stock on an as-converted basis.  Voting rights of the convertible preferred stock will be on an as-converted basis, although the voting power of the holders of the New Holdco Preferred Stock will be limited to 25% (subject to certain adjustments)

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

of the combined voting power of all of the outstanding voting securities of New Holdco until the fifth anniversary of the closing.  Upon closing of the transaction, for so long as the Remington Sellers (or certain of their transferees) beneficially own no less than 20% of the issued and outstanding shares of New Holdco common stock (taking into account the New Holdco Preferred Stock on an as-converted basis), the Bennetts will each have the right to nominate one director to New Holdco’s Board of Directors.

Basis of Presentation

The accompanying special purpose combined carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). These financial statements have been prepared on a “carve out” basis from the Partnership’s combined financial statements using the historical results of operations, cash flows, assets and liabilities and include allocations of income, expenses, assets and liabilities from the Partnership. These allocations reflect significant assumptions, and the financial statements do not fully reflect what our financial positions, results of operations and cash flows would have been had the project management business of the Partnership been operated exclusively within a stand-alone company during the periods presented.

Carve-out Methodology

Restricted cash related to operational lines of business is maintained in separate general ledger and bank accounts.  Likewise, accounts receivable were allocated based on existing segregation of receivables into distinct general ledger accounts.  Prepaid expenses were allocated based on the relative proportion of monthly expense amortization applied to the balance of the prepaid accounts.  Fixed assets and depreciation were allocated base on the departmental allocation of basis and accumulated depreciation on the respective depreciation schedules. Accounts payable and accrued expenses were reviewed in detail for items expensed to the carve-out departments and were allocated accordingly.  Capital projects escrow liabilities were fully allocated to the carve-out as the balances are all related to project management.  Restricted investments for deferred compensation and the related deferred compensation arrangement were allocated based on the market value of shares held in the stock plan for employees charged to the project management carve-out departments and the respective stock vesting.  Due to affiliate is the respective expense of cost reimbursements to an affiliate for rental of the corporate office space which is currently segregated in the general ledger.

The Partnership segregates financial transactions by operating departments for most income statement activity.  Revenues for the carved-out departments were recorded in respective general ledger accounts as were the related expenses.  Other operating income was allocated based on the proportionate share of employees participating in the Ashford administered stock plan, while other operating expenses were allocated based on a weighted average for estimated time required to support the carve-out departments and applied to the corporate administrative & tax and legal departments.  For general overhead items such as professional audit fees, taxes, etc., expenses were generally allocated based either on a proportionate share of gross revenue or by a more exact method if detailed information was available.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Restricted Cash Accounts

The Partnership has elected to self-insure certain costs related to the employee health insurance program.  As a result, the Partnership funds a reserve of restricted cash to cover health insurance claims from amounts collected from managed properties and the Partnership records an equal and offsetting liability for the same amount.

At June 30, 2018 and December 31, 2017, $59,413 and $41,686 of cash restricted for this insurance liability was allocated to the carve out, respectively.  The Partnership has purchased insurance that limits its exposure for individual claims to $150,000 and its aggregate annual exposure to $1,000,000.  In addition, some of the Partnership’s employees participate in a Health Reimbursement Account (“HRA”) account which grants associates limited access to company funded reserve account.  The employee’s unused balance carries over year to year but is no longer available to the employee upon termination.

The Partnership also holds cash restricted for capital improvements on various properties. These amounts were advanced by property ownership and as a result, the Partnership recorded a liability for the same amount.  At June 30, 2018 and December 31, 2017, the Partnership held $4,200,247 and $3,800,247, respectively, of cash restricted for these improvement liabilities for the project management business.

Accounts Receivable

Accounts receivable are stated at the amount billed to the projects and affiliates.  Ordinarily, accounts receivable are due within one month after the fee revenues are recognized. The Partnership provides an allowance for doubtful accounts, if any, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions.  Accounts that are past due more than 60 days, are reviewed monthly to determine if they are collectible.  Accounts deemed uncollectible are written off and charged to bad debt expense.

Income Taxes

The Partnership is not directly subject to income taxes under the provisions of the Internal Revenue Code (IRC). Therefore, taxable income or loss is reported to the individual partners for inclusion in their respective tax returns and no provision for federal income taxes has been included in the accompanying combined financial statements. A provision for state income taxes is included in the combined financial statements. The subsidiaries are single-member LLCs, and are disregarded entities under the IRC. All income related to the Partnership and the combined subsidiaries are included in the Federal income tax return of the Partnership. With a few exceptions, the subsidiaries are no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 2013.  The tax provision related to the carve-out operations were allocated based a proportionate share of total on gross revenues of the Partnership.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

Revenue Recognition

The Partnership receives project management fees generally ranging from four percent to ten percent for certain capital improvements, construction, interior design, procurement and other costs.  The project management fees are recognized monthly as earned.

Other revenue from managed properties includes costs for accounting, and project manager services provided to projects owned by affiliates of AHT, BHR and other owners. These are contractually reimbursed by the owners. For these revenues which are reimbursed at cost, the combined statements of income include an equal and offsetting expense amount — “Other expenses from managed properties.”

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation and amortization.  Depreciation and amortization are charged to expense on the straight-line basis over the estimated useful life of each asset. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful lives of the improvements.

The estimated useful lives for each major depreciable classification of property and equipment are as follows:

Furniture and fixtures	10 years
Computer software and other	3 years
Computer hardware	5 years

Comprehensive Income

Comprehensive income consists of net income and other comprehensive income (loss), net of applicable income taxes. Other comprehensive income (loss) includes unrealized appreciation (depreciation) on available-for-sale securities associated with restricted investments within the deferred compensation plan discussed in Notes 4, 5 and 6 below.

2.  Related-party Transactions

During 2018 and 2017, the Partnership paid for expenses or received benefit of services related to the operation of the entities under common ownership and associated with the project management business.  Total due from related parties at June 30, 2018 was $13,815 while the total due to related parties and December 31, 2017 was $38,574.

The accounts receivable balance from Marietta Leasehold, L.P. (“Marietta”), a related party through ownership, was $524 and $3,644 at June 30, 2018 and December 31, 2017, respectively, and is included in accounts receivable on the combined balance sheets.  For the three months ended June 30, 2018 and 2017, the Partnership earned revenues from Marietta related to project management and other services in amounts of $0 and $2,587, respectively.  For the six months ended June 30,

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

2018 and 2017, the Partnership earned revenues from Marietta related to project management and other services in amounts of $9,180 and $2,587, respectively.

As described in Note 3, Remington Hotel Corporation (“RHC”) receives rent payments from the Partnership.

As described in Note 8, the ultimate owners of the Partnership have a minority ownership interest in the entities that own the managed projects.

3.  Operating Leases

RHC, a related party under common control, is the responsible party under two leases for office space that both expire in April 2019 and require monthly payments of approximately $170,000.  The office space is shared with the Partnership, its combined subsidiaries and Ashford Inc.  RHC has no formal sublease agreement with the Partnership.  Lease expense for the Partnership related to this lease for the six months ended June 30, 2018 and 2017, was approximately $214,000 and $216,000, respectively.  These expenses were allocated based on the proportion of project management employees to all employees of RHLLC and AINC utilizing office space at the corporate offices.

Based on the current method RHC uses to determine the reimbursement for lease payments the Partnership expects to incur a monthly expense of approximately $35,400 and pay cash of approximately $43,700 per month for rent until the lease expires.

4.  Deferred Compensation Plan

The Partnership sponsors a deferred compensation plan that was created in 2004 to purchase shares of stock of affiliated company, AHT, on the open market and hold for the purpose of providing deferred compensation to certain employees. The stock purchased in the plan is held in a Rabbi Trust and is restricted for use only to provide benefits under the terms of the plan. The Stock Plan assets held in trust are reported at fair value as a restricted investment. As grants of shares are made to key employees, the expected future benefit is accrued ratably over the life of the grant.  Generally, the grants vest over a 3 year period with vested amounts distributed to employees annually. The cumulative accrued liability related to the grants, is reported as a deferred compensation arrangement.

In 2014 and 2013, shares of newly created companies, AINC and AHP, respectively, were spun-off from AHT shares.  Plan participants were granted shares of the new companies which accrue and vest according to the vesting of related AHT shares.

Total compensation expense recognized in the combined statements of income related to the deferred compensation plan for the three months ended June 30, 2018 and 2017 was $73,296 and $98,813, respectively, and for the six months ended June 30, 2018 and 2017 was $50,254 and $49,678, respectively.  The total fair value of the investment at June 30, 2018 and December 31, 2017 was $297,211 and $330,692, respectively.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

5.  Securities Within Restricted Investments

The historical cost and approximate fair values, together with gross unrealized gains and losses, of securities restricted for use in the deferred compensation plan are as follows:

	Historical Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available-for-sale securities:
June 30, 2018:
Equity Securities	$137,162	$160,049	$—	$297,211

Available-for-sale securities:
December 31, 2017:
Equity Securities	$181,379	$149,313	$—	$330,692

Gross gains of $31,562 and $27,593, respectively, resulting from the distribution of available-for-sale securities were recognized for the three months ended June 30, 2018 and 2017. Gross gains of $15,464 and $19,831, respectively, resulting from the distribution of available-for-sale securities were recognized for the six months ended June 30, 2018 and 2017. The components of accumulated other comprehensive income (loss), included in partners’ capital are the unrealized gains associated with the available-for-sale securities noted above.

6.  Disclosures About Fair Value of Financial Instruments

Fair value is the price that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date. Fair value measurements must maximize the use of observable inputs and minimize the use of unobservable inputs. There is a hierarchy of three levels of inputs that may be used to measure fair value:

Level 1 Quoted prices in active markets for identical assets or liabilities.

Level 2 Observable inputs other than Level I prices, such as quoted prices of similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 Unobservable inputs supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Recurring Measurements

The following table presents the fair value measurements of assets recognized in the accompanying balance sheets measured at fair value on a recurring basis and the level within the fair value hierarchy in which the fair value measurements fall at June 30, 2018 and December 31, 2017:

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

		Fair Value Measurements Using
June 30, 2018:	Fair Value	Quoted Prices in Active Markets for Identical Assets Level I	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Financial assets:
Restricted investment for deferred compensation:
AHT common stock	$174,888	$174,888	$—	$—
BHR common stock	48,166	48,166	—	—
AINC common stock	74,157	74,157	—	—

Financial liabilities:
Deferred compensation agreement	48,314	48,314	—	—

		Fair Value Measurements Using
December 31, 2017:	Fair Value	Quoted Prices in Active Markets for Identical Assets Level I	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)

Financial assets:
Restricted investment for deferred compensation:
AHT common stock	$193,012	$193,012	$—	$—
AHP(BHR) common stock	70,564	70,564	—	—
AINC common stock	67,116	67,116	—	—

Financial liabilities:
Deferred compensation agreement	145,560	145,560	—	—

Following is a description of the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis and recognized in the accompanying combined balance sheets, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy. There have been no significant changes in the valuation techniques during the six months ended June 30, 2018.

Cash

The carrying amounts approximate fair value because of the short maturity on these instruments. This is considered a Level I observable input in the valuation hierarchy.

Restricted Investment for Deferred Compensation

Fair value is based on quoted market prices of the underlying investment, which are classified within Level 1 of the valuation hierarchy.

Deferred Compensation Agreement

The deferred compensation agreement liability is based on ratably accrued vested shares through June 30, 2018 and December 31, 2017, which are exercisable upon vesting. The liability is the total accrued vested shares multiplied by the fair value of the quoted market price of the underlying investment.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

7.  Retirement Savings Plan

The Partnership sponsors a 401(k) retirement savings plan (the “Plan”) covering substantially all employees.  Employer contributions to the Plan are determined annually by the Chief Executive Officer of the Partnership.  Expenses for employer contributions to the Plan were $56,287 and $55,265 for the three months ended June 30, 2018 and 2017, respectively, and $115,794 and $104,419 for the six months ended June 30, 2018 and 2017, respectively.

8.  Significant Estimates and Concentrations

U.S. GAAP requires disclosure of certain significant estimates and current vulnerabilities due to certain concentrations. Those matters include the following:

General Litigation

The Partnership is subject to claims and lawsuits that arise primarily in the ordinary course of business. It is the opinion of management that the disposition or ultimate resolution of such claims and lawsuits will not have a material adverse effect on the combined financial position, results of operations and cash flows of the Partnership.

The Partnership is involved in litigation related to the proposed acquisition of a controlling interest in the Partnership by a subsidiary of Ashford, Inc.  Management regularly reviews the probable outcome of the case, the expenses expected to be incurred, the availability and limits of the insurance coverage, and the established accruals for liabilities. While the outcome of pending proceeding cannot be predicted with certainty, management believes that while a loss resulting from the case is reasonably possible, the amount is not readily determinable and therefore not accrued on the Partnership’s financial statements.

Restricted Investments for Deferred Compensation

The Partnership invests in affiliated investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the accompanying combined balance sheets.

Economic Dependency

The owners of the Partnership and other entities combined in these financial statements have a minority ownership interest in a majority of the hotels for which these companies provide project management and other services, and in addition, the owners hold positions on the board of directors of the affiliated ownership of the majority of hotels.  Therefore, the Partnership is economically dependent upon affiliate-owned hotels.

Special Purpose Combined Carve-Out Financial Statements of the Remington Project Management Business (A Carve-Out of Remington Holdings, L.P.)

Notes to Carve-out Combined Financial Statements

9.  Subsequent Events

Subsequent events have been evaluated through August 8, 2018, which is the date the combined financial statements were available to be issued.